                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

  The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 18th day of May, 1994.

                                                    /s/ J. Mahlon Buck, Jr.
                                          SIGNED: _____________________________

                               POWER OF ATTORNEY

  The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 18th day of May, 1994.

                                                    /s/ Paul J. Darling, II
                                          SIGNED: _____________________________

                               POWER OF ATTORNEY

  The undersigned certifies that he is Chief Financial Officer of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 18th day of May, 1994.

                                                    /s/ Kurt E. Dinkelacker
                                          SIGNED: _____________________________

                               POWER OF ATTORNEY

  The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 18th day of May, 1994.

                                                   /s/ William F. Drake, Jr.
                                          SIGNED: _____________________________

                               POWER OF ATTORNEY

  The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 18th day of May, 1994.

                                                      /s/ James J. Forese
                                          SIGNED: _____________________________

                               POWER OF ATTORNEY

  The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 18th day of May, 1994.

                                                    /s/ Frederick S. Hammer
                                          SIGNED: _____________________________

                               POWER OF ATTORNEY

  The undersigned certifies that she is a Director of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as her attorneys-in-fact, each with the power of substitution, to execute, on her behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 18th day of May, 1994.

                                                /s/ Barbara Barnes Hauptfuhrer
                                        SIGNED: ________________________________

                               POWER OF ATTORNEY

  The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 18th day of May, 1994.

                                                        /s/ Dana G. Mead
                                          SIGNED: _____________________________

                               POWER OF ATTORNEY

  The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 18th day of May, 1994.

                                                        /s/ Ray B. Mundt
                                          SIGNED: _____________________________

                               POWER OF ATTORNEY

  The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 18th day of May, 1994.

                                                      /s/ Paul C. O'Neill
                                          SIGNED: _____________________________

                               POWER OF ATTORNEY

  The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 18th day of May, 1994.

                                                      /s/ Rogelio G. Sada
                                          SIGNED: _____________________________

                               POWER OF ATTORNEY

  The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 18th day of May, 1994.

                                                     /s/ James W. Stratton
                                          SIGNED: _____________________________

                               POWER OF ATTORNEY

  The undersigned certifies that he is a Director of Alco Standard Corporation ("Alco").

  The undersigned hereby appoints each of Ray B. Mundt, Hugh G. Moulton and J. Kenneth Croney as his attorneys-in-fact, each with the power of substitution, to execute, on his behalf the foregoing registration statement on Form S-3, for filing with the Securities and Exchange Commission ("SEC"), and to execute any and all amendments to said registration statement, and to do all such other acts and execute all such other documents which said attorney may deem necessary or desirable.

  Dated this 18th day of May, 1994.

                                                       /s/ John E. Stuart
                                          SIGNED: _____________________________